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                                   FORM 8-A/A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

 FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES PURSUANT TO SECTION 12(b) OR
                  12(g) OF THE SECURITIES EXCHANGE ACT OF 1934

                              RAIT INVESTMENT TRUST
                   (formerly Resource Asset Investment Trust)
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)
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
               Maryland                                      23-2919819
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(State of incorporation or organization)       (I.R.S. Employer Identification Number)
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1818 Market Street, 28th Floor, Philadelphia, PA                        19103
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(Address of principal executive offices)                              (Zip code)


Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class                               Name of each exchange on which
to be so registered                               each class is to be registered
-------------------                               ------------------------------
Common shares of Beneficial Interest              New York Stock Exchange

If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [ ]

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [ ]

Securities Act registration statement file number to which this form relates:

   N/A   (if applicable)
--------

Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
                                ----------------
                                (Title of Class)
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Item 1. Description of Registrant's Securities to be Registered

A description of the securities registered hereby is set forth in a prospectus (the "Prospectus") under the Securities Act of 1933, as amended, included as a part of that certain registration statement (the "Registration Statement") on Form S-11 of RAIT Investment Trust (formerly Resource Asset Investment Trust) (the "Company"), as amended, registration no. 333-35077. The Registration Statement is hereby incorporated herein by reference thereto.


Item 2. Exhibits

1.  Declaration of Trust of the Company*

2.  Amended and Restated Declaration of the Company*

3.  Articles of Amendment of Amended and Restated Declaration of Trust**

4.  Articles of Amendment of Amended and Restated Declaration of Trust***


* Such documents are hereby incorporated herein by reference to the form thereof included as exhibits 3.1(a) (Declaration of Trust) and 3.1(b) (Amended and Restated Declaration of Trust) on the Company's, Registration Statement on Form S-11, as amended, registration no. 333-35077.

** Such document is hereby incorporated herein by reference to the form thereof included as exhibit 3.1.1 to the Company's Registration Statement on Form S-11, as amended, registration no. 333-53067.

*** Such document is hereby incorporated herein by reference to the form thereof included as exhibit 4(iii) to the Company's Registration Statement on Form S-2, as amended, registration no. 333-55518.


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                                   SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


(Registrant) RAIT Investment Trust

             By: /s/ Ellen DiStefano
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                 Ellen J. DiStefano
             Its: Vice-President, Chief Executive Officer and
                  Assistant Secretary
             Date: January 21, 2002